MINERAL PROPERTIES	12 Months Ended
Dec. 31, 2012
Mineral Industries Disclosures [Abstract]
Mineral Industries Disclosures [Text Block]
5.	MINERAL PROPERTIES

Oman Project

On March 8, 2010, the Company acquired, through its wholly owned subsidiary Gentor Resources Limited, the earn-in rights to the Block 5 and Block 6 copper exploration projects located in Oman.  Pursuant to the Earn-in Agreement between Al Fairuz Mining and Gentor Resources Limited, which relates to the Block 5 project, the Company has the right to earn up to a 65% equity position in Al Fairuz Mining.  Pursuant to the Earn-in Agreement between Al Zuhra Company, LLC (“Al Zuhra Mining”) and Gentor Resources Limited, which relates to the Block 6 project, the Company has the right to earn up to a 70% equity position in Al Zuhra Mining.

The entire balance of $18,248,198 recorded in mineral properties in the consolidated balance sheet as of December 31, 2012 (December 31, 2011 - $18,248,198) is attributable to the Oman Project.

Idaho Project

Effective as of July 23, 2007, Bardswich LLC, an entity that is owned and controlled by Lloyd J. Bardswich (“Bardswich”), who was the President and CEO of the Company, and Gentor Idaho, Inc. (“Gentor Idaho”), a wholly owned subsidiary of the Company, entered into an assignment agreement whereby Bardswich LLC assigned all of its rights, title and interest in and to the Idaho Option Agreement (“Idaho Option Agreement”) to Gentor Idaho in exchange for $40,000 in cash and 500,000 common shares of the Company. The Idaho Option Agreement dated effective as of March 1, 2007 relates to a certain mineral lease agreement and an option to purchase twenty one (21) patented mining claims located over approximately 376 acres of real property and four other parcels of approximately 216 acres (collectively, the  “Optioned Properties”) in Lemhi County, Idaho. An initial payment of $40,000 in cash was made to the Idaho claim owner upon execution of the Idaho Option Agreement and an additional payment of $60,000 was made on the nine month anniversary date of signing the original Idaho Option Agreement. Payments totaling $300,000 were made from 2008 to 2010 to the Idaho claim owner.  On March 8, 2011, the Idaho claim owner agreed to accept a payment of $100,000 in lieu of the $200,000 payment that was due in full on March 1, 2011 (the fourth anniversary date of the Idaho Option Agreement). The foregoing agreed upon $100,000 payment has been paid to the Idaho claim owner.  All payments that become due subsequent to March 2011 remain as stipulated in the original agreement. To the extent that the Company makes any advanced minimum royalty payments, the Company is entitled to receive a corresponding credit against any required net smelter return royalties that are otherwise required to be paid to the Idaho claim owner under the Idaho Option Agreement. The Idaho Option Agreement also grants the Company an option to purchase the Idaho claim owner’s rights to the Optioned Properties, including but not limited to the IMA Mine, for a total purchase price of $5,000,000, excluding there from the right of the Idaho claim owner to receive a three percent (3%) royalty on net revenue generated from the sale of any molybdenum, copper, lead and zinc recovered from the IMA Mine and five percent (5%) royalty on the net revenue generated from the sale of all other ores, minerals, or other products recovered from the Optioned Properties.

In December 2012, the Company issued a press release announcing that it had entered into an agreement to sell all of its shares of Gentor Idaho for nominal consideration to Bardswich, who is the sole director and officer of Gentor Idaho. This transaction had not been completed as at December 31, 2012 and is subject to the approval of the TSX Venture Exchange.

Turkey Project

On April 30, 2012, the Company announced that it had entered into an agreement with a Turkish company (the “Licence Holder”) pursuant to which the Company has been granted a 12 month option period for the purposes of funding and carrying out the exploration for copper on properties (the “Project”) located in northeastern Turkey held by the Licence Holder. The Company paid the Licence Holder a $200,000 option fee under the said agreement. The underlying option provided the Company with the option to acquire a 70% interest in the Project, as to which a further $400,000 would have been payable by the Company to the Licence Holder, and the Company would have funded exploration by completing a feasibility study within three years from the acquisition of the said 70% interest (the “Feasibility Period”). At the end of the second and third year of the Feasibility Period, the Company would have been required to pay annual sums of $300,000 to the Licence Holder.